EXHIBIT 99.4

MORGAN STANLEY ABS CAPITAL I INC.

HELOC ASSET-BACKED NOTES
Series 2007-1

UNDERWRITING AGREEMENT

New York, New York
                                                                                                                                          February 26, 2007

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Dear Sirs and Madams:

Morgan Stanley ABS Capital I Inc., a Delaware corporation (the “Company”), proposes to sell to Morgan Stanley & Co. Incorporated (the “Underwriter”), Morgan Stanley ABS Capital I Inc. HELOC Asset-Backed Notes, Series 2007-1 in the original principal amount and with the designation described on Schedule A attached hereto (the “Notes”).  The Notes will be issued pursuant to an indenture dated as of February 1, 2007 (the “Indenture”) between MSCC HELOC Trust 2007-1, as issuer (the “Trust”), and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”).  In addition to the Notes, the Company will authorize for issuance the HELOC Asset-Backed Certificates, Series 2007-1, Class L and Class O pursuant to the terms of a trust agreement dated as of February 1, 2007 (the “Trust Agreement”) between the Company, as depositor, and Wilmington Trust Company, as owner trustee (the “Owner Trustee”).  The assets of the Trust consist primarily of a pool of home equity loans, secured by first and second liens on one- to four-family residential properties (the “Home Equity Loans”).

The Trust is also issuing HELOC Asset-Backed Certificates, Series 2007-1, Class L and Class O (the “Certificates”) pursuant to the Trust Agreement.  An affiliate of the Company will retain the Certificates.

The Company purchased the Home Equity Loans from Morgan Stanley Credit Corporation (“MSCC”) pursuant to a home equity loan purchase agreement dated as of February 1, 2007 (the “Loan Purchase Agreement”) between MSCC and the Company.  MSCC has agreed to service the Home Equity Loans pursuant to a servicing agreement dated as of February 1, 2007 (the “Servicing Agreement”) among MSCC, as servicer, the Trust and the Indenture Trustee.

The Notes will have the benefit of a financial guaranty insurance policy (the “Credit Enhancement Instrument”) issued by Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance company (the “Credit Enhancer”), pursuant to an Insurance and Indemnity Agreement, dated as of February 1, 2007 (the “Insurance Agreement”), among the Seller, the Servicer, the Company, the Trust, the Indenture Trustee, and the Credit Enhancer.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, relating to the Notes and has filed with the Commission one or more free writing prospectuses (together, the “Free Writing Prospectus”) and prospectus supplement (the “Prospectus Supplement”) specifically relating to the Notes pursuant to Rule 424 under the Securities Act of 1933 (the “Securities Act”) and the rules and regulations thereunder (the “Securities Act Regulations”).  The term Registration Statement means such registration statement as amended to the Closing Date (as defined herein).  The term Base Prospectus means the prospectus included in the Registration Statement.  The term Prospectus means the Base Prospectus together with the Prospectus Supplement specifically relating to the Notes, as filed with the Commission pursuant to Rule 424.  The term free writing prospectus means any free writing prospectus, as defined in Rule 405 of the Securities Act.  The term preliminary prospectus means a preliminary prospectus supplement specifically relating to the Notes together with the Base Prospectus.  Any reference in this underwriting agreement (the “Agreement”) to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement, the date of such preliminary prospectus or the Prospectus or the Closing Date, as the case may be. Terms not otherwise defined in this Agreement are used herein as defined in the Indenture.

The term “Disclosure Package” means (i) the Base Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein) and (ii) any Free Writing Prospectus or preliminary prospectus that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package.  If, subsequent to the date of this Agreement, the Company and the Underwriter have determined that the Disclosure Package included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and have terminated their old Contracts of Sale (as such term is used in Rule 159 of the Securities Act Regulations and all Commission guidance relating to Rule 159) and entered into new Contracts of Sale with purchasers of the Notes, then the “Disclosure Package” will refer to the information available to purchasers at the time of entry into the first such new Contract of Sale, including any information that corrects such material misstatements or omissions (“Corrective Information”).

The term “Pool  Information”  means with respect to any Free Writing Prospectus, the information with respect to the characteristics of the Mortgage Loans and administrative and  servicing fees, as provided by or on behalf of MSCC or the Company to the Underwriter at the time most recent to the date of such Free Writing Prospectus.

The term “Time of Sale” means the point of time at which a Contract of Sale  is entered into between the Underwriter and a third party purchaser.

I.

The Company represents and warrants to and agrees with the Underwriter that:

(a)  The Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

(b)  (i) Each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement, the Disclosure Package and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) each of the Disclosure Package and the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph I(b) do not apply to statements or omissions in the Registration Statement, the Disclosure Package or the Prospectus based upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use or incorporation therein.

(c)  The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Trust Agreement, the Servicing Agreement, the Indenture and the Loan Purchase Agreement.

(d)  This Agreement has been duly authorized, executed and delivered by the Company.

(e)  Each of the Trust Agreement and the Loan Purchase Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(f)  The direction by the Company to the Indenture Trustee to execute, authenticate and deliver the Notes has been duly authorized by the Company, and the Notes, when executed and authenticated in the manner contemplated in the Indenture, and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement, will be validly issued and outstanding and entitled to the benefits of the Indenture.

(g)  Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement, the Trust Agreement and the Loan Purchase Agreement, will contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company that is material to the Company or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Trust Agreement and the Loan Purchase Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

(h)  There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

(i)  There are no legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company are subject that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus and that are not so described, nor are there any statutes, regulations, contracts or other documents required to be described in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(j)  Each Free Writing Prospectus or preliminary prospectus filed as part of the Registration Statement as originally filed or as a part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied as to form, when so filed, in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

(k)  The Company is not an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(l)  The Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 of the Securities Act Regulations; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations.

II.

The Company hereby agrees to sell the Notes to the Underwriter, and the Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase the Notes from the Company, for a purchase price which is the sum of 99.95% of the original principal amount of the Notes, together with accrued interest to, but not including the Closing Date.

III.

(a)  The Underwriter proposes to make a public offering of the Notes as soon as this Agreement is entered into.  The terms of the public offering of the Notes are set forth in the Prospectus.

(b)  In connection with the offering of the Notes, the Underwriter may prepare and provide to prospective investors Free Writing Prospectuses, or portions thereof, which the Company is required to file with the Commission in electronic format and will use reasonable efforts to provide to the Company such Free Writing Prospectuses, or portions thereof, in either Microsoft Word® or Microsoft Excel® format and not in a PDF, except to the extent that the Company, in its sole discretion, waives such requirements, subject to the following conditions (to which such conditions the Underwriter agrees):

(i)           “Business Day” shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the State of New York or the jurisdiction in which the offeree is located are required or authorized by law or executive order to be closed.

(ii)           Unless preceded or accompanied by the Base Prospectus, the Underwriter shall not convey or deliver any written communication to any person in connection with the initial offering of the Notes, unless such written communication (1) is made in reliance on Rule 134 of the Securities Act Regulations, (2) constitutes a prospectus satisfying the requirements of Rule 430B of the Securities Act Regulations or (3) constitutes a Free Writing Prospectus and such Free Writing Prospectus is attached to this Agreement as Schedule B.  The Underwriter shall not convey or deliver in connection with the initial offering of the Notes any “ABS informational and computational material,” as defined in Item 1101(a) of Regulation AB of the Securities Act Regulations (“ABS Informational and Computational Material”), in reliance upon Rules 167 and 426 of the Securities Act Regulations in lieu of a free writing prospectus.

(iii)           The Underwriter shall deliver to the Depositor, (a) no later than two Business Days prior to the date of first use thereof, any Free Writing Prospectus prepared by or on behalf of such Underwriter that contains any “issuer information,” as defined in Rule 433(h) of the Securities Act Regulations and footnote 271 of the Commission’s Securities Offering Reform Release No. 33-8591 (“Issuer Information”) (which the parties hereto agree includes, without limitation, Pool Information (as defined herein)), and (b) upon first use, any Free Writing Prospectus or portion thereof that contains only a description of the final terms of the Notes.  Notwithstanding the foregoing, any Free Writing Prospectus that contains only ABS Informational and Computational Materials shall be delivered by any Underwriter to the Company not later than the later of (a) two Business Days prior to the due date for filing of the Prospectus pursuant to Rule 424(b) of the Securities Act Regulations and (b) the date of first use of such Free Writing Prospectus.

(iv)           The Underwriter represents and warrants to the Company that the Free Writing Prospectuses to be furnished to the Company by the Underwriter pursuant to Article III(b)(iii) above will constitute all Free Writing Prospectuses of the type described in such Section that were furnished to prospective investors by such Underwriter in connection with its offer and sale of the Notes.

(v)           The Underwriter represents and warrants to the Company that each Free Writing Prospectus required to be provided by it to the Company pursuant to Article III(b)(iii) above, did not, as of the Time of Sale, and will not as of the Closing Date, include any untrue statement of a material fact or, when read in conjunction with the other information included in the Disclosure Package, omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided however, that such Underwriter makes no representation to the extent such misstatements or omissions were the result of any inaccurate Issuer Information supplied by the Company to such Underwriter, which information was not corrected by Corrective Information subsequently supplied by the Company to the Underwriter prior to the Time of Sale.

(vi)           The Company agrees to file with the Commission the following:

(A)           Any Free Writing Prospectus or portion thereof delivered by the Underwriter to the Company pursuant to Article III(b)(iii); and

(B)           Any Free Writing Prospectus for which the Company or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications.

(vii)           Any Free Writing Prospectus required to be filed pursuant to Article III(b)(vi) by the Company shall be filed with the Commission not later than the date of first use of the Free Writing Prospectus, except that:

(A)           Any Free Writing Prospectus or portion thereof required to be filed that contains only the description of the final terms of the Notes shall be filed by the Company with the Commission within two days of the later of the date such final terms have been established for all classes of Notes and the date of first use;

(B)           Any Free Writing Prospectus or portion thereof required to be filed that contains only ABS Informational and Computational Material shall be filed by the Company with the Commission not later than the later of the due date for filing the final Prospectus relating to the Notes pursuant to Rule 424(b) of the Securities Act Regulations and two Business Days after the first use of such Free Writing Prospectus;

(C)           Any Free Writing Prospectus required to be filed pursuant to Article III(b)(vi)(B) shall, if no payment has been made or consideration has been given by or on behalf of the Company for the Free Writing Prospectus or its dissemination, be filed by the Company with the Commission not later than four Business Days after the Company becomes aware of the publication, radio or television broadcast or other dissemination of the Free Writing Prospectus; and

(D)           The Company shall not be required to file (1) Issuer Information contained in any Free Writing Prospectus of an Underwriter or any other offering participant other than the Company, if such information is included or incorporated by reference in a prospectus or Free Writing Prospectus previously filed with the Commission that relates to the offering of the Notes or (2) any Free Writing Prospectus or portion thereof that contains a description of the Notes or the offering of the Notes which does not reflect the final terms thereof.

(viii)                      The Underwriter shall file with the Commission any Free Writing Prospectus that is used or referred to by it and distributed by or on behalf of the Underwriter in a manner reasonably designed to lead to its broad, unrestricted dissemination not later than the date of the first use of such Free Writing Prospectus.

(ix)           Notwithstanding the provisions of Article III(b)(viii), the Underwriter shall file with the Commission any Free Writing Prospectus for which such Underwriter or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating written communications and for which no payment was made or consideration given by or on behalf of the Company or any other offering participant, not later than four Business Days after such Underwriter becomes aware of the publication, radio or television broadcast or other dissemination of the Free Writing Prospectus.

(x)           Notwithstanding the provisions of Articles III(b)(vi) and III(b)(viii), neither the Company nor any Underwriter shall be required to file any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission.

(xi)           The Company and each Underwriter each agree that any Free Writing Prospectuses prepared by it shall contain the following legend:

“The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.”

(xii)           The Company and each Underwriter agree to retain all Free Writing Prospectuses that they have used and that are not required to be filed pursuant to this Article III for a period of three years following the initial bona fide offering of the Notes.

(A)           In the event that any Underwriter becomes aware that, as of the Time of Sale, any Free Writing Prospectus prepared by or on behalf of such Underwriter and delivered to such investor contained any untrue statement of a material fact or, when read in conjunction with the other information included in the Disclosure Package, omitted to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (such Free Writing Prospectus, a “Defective Free Writing Prospectus”), such Underwriter shall notify the Company thereof within one Business Day after discovery.

(B)           Provided that the Defective Free Writing Prospectus was an Issuer Free Writing Prospectus or contained Issuer Information, such Underwriter shall, if requested by the Company:

(1)           Prepare a Free Writing Prospectus with Corrective Information that corrects the material misstatement in or omission from the Defective Free Writing Prospectus (such corrected Free Writing Prospectus, a “Corrected Free Writing Prospectus”);

(2)           Deliver the Corrected Free Writing Prospectus to each investor which received the Defective Free Writing Prospectus prior to entering into a Contract of Sale with such investor; provided if the Time of Sale has occurred with respect to such investor, the Underwriter shall provide such investor with (w) adequate disclosure of the contractual arrangement, (x) adequate disclosure of the person’s rights under the existing Contract of Sale at the time termination is sought, (y) adequate discloser of the new information that is necessary to correct the misstatements or omissions in the information given at the time of the original Contract of Sale, and (z) a meaningful ability to elect to terminate or not terminate the prior Contract of Sale and to elect to enter into or not enter into a new Contract of Sale; and

(3)           In the event that the Defective Free Writing Prospectus contained Issuer Information, and the Underwriter shall in good faith incur any costs to any investor in connection with the reformation of the Contract of Sale with the investor, the Company agrees to reimburse the Underwriter for such costs; provided that, before incurring such costs, the Underwriter first permit the Company access to the applicable investor and an opportunity to attempt to mitigate such costs through direct negotiation with such investor.

(xiii)                      The Underwriter covenants with the Company that after the final Prospectus is available such Underwriter shall not distribute any written information concerning the Notes to a prospective investor unless such information is preceded or accompanied by the final Prospectus.

(xiv)                      The Underwriter covenants and agrees with the Company that it shall not accept any offer to purchase the Notes until the time at least 24 hours after the time the related offeree received the Free Writing Prospectus, or such shorter period as such Underwriter and the Company shall agree.

IV.

Payment for the Notes shall be made to the order of the Company in immediately available funds at the office of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York  10036, at 10:00 A.M., local time, on February 27, 2007, or at such other time or place on the same or such other date, not later than five Business Days after the date of this Agreement, or as may be agreed to by the Company and Underwriter.  Payment for the Notes shall be made upon delivery to the Underwriter of the Notes registered in such names and in such denominations as the Underwriter shall request in writing not less than two full Business Days prior to the date of delivery.  The time and date of such payment and delivery with respect to the Notes are herein referred to as the “Closing Date.”

V.

The obligations of the Underwriter hereunder are subject to the following conditions:

(a)  Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i)           there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, that in the judgment of the Underwriter, is material and adverse and that makes it, in the judgment of the Underwriter, impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus; and

(ii)           the Underwriter shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

(iii)           The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

(b)  The Underwriter shall have received on the Closing Date an opinion of counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A.

(c)  The Underwriter shall have received on the Closing Date an opinion of counsel to the Underwriter in form and substance acceptable to it.

(d)  The Underwriter shall have received on the Closing Date an opinion of counsel of internal counsel to MSCC, in form and substance acceptable to it.

(e)  The Underwriter shall have received on the Closing Date an opinion of counsel to the Indenture Trustee in form and substance acceptable to it.

(f)  The Underwriter shall have received on the Closing Date an opinion of counsel to the Owner Trustee and the Trust in form and substance acceptable to it.

(g)  The Underwriter shall have received on the Closing Date an opinion of counsel to the Credit Enhancer in form and substance acceptable to it.

(h)  The Underwriter shall have received on the Closing Date an opinion of counsel to the Company, with respect to certain matters relating to the transfer of the Home Equity Loans to the Trust, and such counsel shall have consented to reliance on such opinion by the Rating Agencies as though such opinion had been addressed to them.

(i)  The Credit Enhancement Instrument shall have been issued by the Credit Enhancer and shall have been duly authenticated by an authorized agent of the Credit Enhancer, if so required under applicable state law or regulations.

(j)  The Notes shall have been rated “AAA” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and “Aaa” by Moody’s Investors Service, Inc.

(k)  The Underwriter shall have received on the Closing Date a letter of Deloitte & Touche, dated the date of this Agreement in form and substance satisfactory to the Underwriter, regarding certain specified procedures performed thereby with respect to information set forth in the Prospectus.

VI.

In further consideration of the agreements of the Underwriter contained in this Agreement, the Company covenants as follows:

(a)  To furnish the Underwriter, without charge, a signed copy of the Registration Statement and any amendments thereto, including exhibits, and, during the period mentioned in paragraph C. below, as many copies of the Prospectus and any supplements and amendments thereto as the Underwriter may reasonably request.

(b)  Before amending or supplementing the Registration Statement or the Prospectus with respect to the Notes, to furnish the Underwriter a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriter reasonably objects.

(c)  If, during such period after the first date of the public offering of the Notes, as in the opinion of counsel for the Underwriter the Prospectus is required by law to be delivered in connection with sales by the Underwriter, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriter, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

(d)  To endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of the Notes for investment under the laws of such jurisdictions as the Underwriter may designate.

VII.

The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Free Writing Prospectus, preliminary prospectus or the Prospectus (if used within the period set forth in paragraph (c) of Article VI and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use or incorporation therein.

The Underwriter agrees to indemnify and hold harmless the Company and its directors and officers who sign the Registration Statement and any person controlling the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to information relating to the Underwriter furnished in writing by the Underwriter expressly for use or incorporation in the Registration Statement, any Free Writing Prospectus, preliminary prospectus or the Prospectus.

In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred.  Such firm shall be designated in writing by the Underwriter in the case of parties indemnified pursuant to the first paragraph of this Article VII and by the Company in the case of parties indemnified pursuant to the second paragraph of this Article VII.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

To the extent the indemnification provided for in this Article VII is unavailable to an indemnified party under the first or second paragraph of this Article VII or is insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Underwriter on the other, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand, and of the Underwriter on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand, and the Underwriter on the other, in connection with the offering of the Notes shall be deemed to be in the same proportions that the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriter in respect thereof respectively, bear to the aggregate public offering price of the Notes.  The relative fault of the Company on the one hand, and of the Underwriter on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Article VII were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Article VII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by the Underwriter in connection with the Notes underwritten and distributed to the public by the Underwriter exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Article VII and the representations and warranties of the Company in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter or by or on behalf of the Company, its directors or officers or any person controlling the Company and (iii) acceptance of any payment for any of the Notes.

VIII.

This Agreement shall be subject to termination in the Underwriter’s absolute discretion, by notice given to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date: (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriter, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event, makes it, in the judgment of the Underwriter, impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus.

IX.

If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriter for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by the Underwriter in connection with the Notes.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,
MORGAN STANLEY ABS CAPITAL I INC.

By:	/s/ Valerie Kay
Name: Valerie Kay
Title: Executive Director

Accepted and agreed to by:

MORGAN STANLEY & CO. INCORPORATED,

By:	/s/ Valerie Kay
Name: Valerie Kay
Title: Executive Director

SCHEDULE A

Underwriter	Principal	Maturity Date	Interest Rate
Morgan Stanley & Co. Incorporated	$845,750,000	December 2031	(1)

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(1)  See page iv of the Prospectus Supplement.

EXHIBIT A

OPINION OF SIDLEY AUSTIN LLP, COUNSEL FOR THE COMPANY